Exhibit 10.5

WARRANT CANCELLATION AGREEMENT

THIS WARRANT CANCELLATION AGREEMENT (the “Agreement”) is made as of this 18th day of June 2024 (the “Effective Date”), by and between Signing Day Sports, Inc., a Delaware corporation (the “Company”) and Boustead Securities, LLC (“Boustead”). Each of Boustead and the Company are referred to herein as a “Party”, and collectively, as the “Parties.”

WHEREAS, on May 20, 2024, the Company issued Boustead a warrant exercisable for a total of 17,500 shares of the Company’s common Stock, par value $0.0001, attached hereto as Exhibit A (the “Warrant”); and

WHEREAS, no portion of any of the Warrant has been exercised to date, and, following discussions between Boustead, the Company and the Financial Industry Regulatory Authority, Inc., the Parties wish to cancel the Warrant;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Cancellation of Warrant. By execution of this Agreement, the Warrant is hereby, as of the date hereof, canceled and of no further effect. The Company acknowledges that Boustead has delivered to the Company a physical copy of the Warrant marked “CANCELLED”. Boustead and the Company agree that no other compensation will be issued to Boustead by the Company or any of its affiliates in lieu of the Warrant.

2. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. The Parties hereby irrevocably submit to the exclusive jurisdiction of the federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by its officers thereunto duly authorized.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

Accepted as of the date hereof:

BOUSTEAD SECURITIES, LLC

By:	/s/ Lincoln Smith
Name:	Lincoln Smith
Title:	President / CEO

Exhibit A

Warrant to Purchase Common Stock, Warrant No.: PA-6